

HOULIHAN LOKEY

Quicksilver Resources Inc.

Presentation to Second Lien Holders

July 21, 2015

CORPORATE FINANCE
FINANCIAL ADVISORY SERVICES
FINANCIAL RESTRUCTURING
STRATEGIC CONSULTING

HL.com

Statement of Limiting Conditions

The content and analyses contained herein are the property of Houlihan Lokey and may not be copied or distributed without the express consent of Houlihan Lokey. By your receipt and review of these materials, you agree to be bound by the terms of this Statement of Limiting Conditions.

The financial information contained herein (both historical and projected) has been prepared by Quicksilver Resources Inc. (the "QRI"), Quicksilver Resources Canada Inc. ("QRCI"), (together, the "Company" or "Quicksilver") and Houlihan Lokey has relied on the accuracy thereof. Certain financial information is preliminary in nature and subject to adjustments. Houlihan Lokey makes no representations as to the accuracy or completeness of the financial information contained herein and expressly disclaims any liability associated therewith. As financial advisor to the Company, Houlihan Lokey has relied on the truth, accuracy and completeness of the representations of current management and counsel and disclaims all liability for any misrepresentation or omissions that may be contained herein based on such statements. Any analyses contained herein (as well as any suggestions or recommendations contained herein and/or derived from the content of this Presentation) are preliminary in nature and subject to reconsideration and modification, this Presentation shall in no way be considered a solicitation to any party to participate or support a particular course of action or transaction.

In addition, these materials include certain projections and forward-looking statements provided by the Company with respect to the anticipated future performance of the Company. Such projections and forward-looking statements reflect various assumptions of management concerning the future performance of the Company, and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company. Accordingly, there can be no assurance that such projections or forward-looking statements will be realized. Actual results may vary from anticipated results and such variations may be material. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections or forward-looking statements based thereon. The forward looking statements contained herein are made as of the date hereof and we expressly disclaim any duty to update the information contained herein.

Only those representations and warranties that are made in a definitive written agreement relating to a Transaction, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement, shall have any legal effect. Each recipient should make an independent assessment of the merits of pursuing a Transaction and should consult its own professional advisors.

Estimates of resource potential or upside were based on internal engineers and/or review by an independent petroleum engineering firm. The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation test to be economically and legally producible under existing economic and operating conditions. We use the terms resource "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.



Quicksilver Resources Inc.

Introduction to Management

- Management has a long history of operating its assets in a low-cost and efficient manner
- The team has 100+ years of successful corporate history with a track record of accretive partnerships, joint ventures and other transactions

Key Management Highlights

Name	Position	Description
Glenn Darden	CEO / President	▪ CEO beginning in December 1999 and Board Member beginning in December 1997 ▪ Previously served as Quicksilver's COO ▪ 35+ years of upstream, midstream, and downstream oil and gas experience as a geologist, executive, and director
Vanessa Gomez LaGatta	SVP / CFO / Treasurer	▪ Named CFO effective January 1, 2015 ▪ Previously served as Quicksilver's Treasurer since September 2009 ▪ Previously served as Director of Credit Suisse's Investment and Corporate Banking group, where she began working in 2001 ▪ 15 years of financial experience in the energy industry
Stan Page	SVP - QRI / U.S. Ops	▪ Senior Vice President of U.S. Operations beginning in June 2010 and previously Vice President of U.S. Operations beginning October 2007 ▪ Previously served various management positions for BP America (formerly known as Amoco Production Company) ▪ Over 35 years of upstream, midstream, and downstream oil and gas operations experience, including expertise in CBM, shale plays, and conventional assets
J. David Rushford	SVP / COO – QRCI	▪ COO of QRCI beginning August 2010 ▪ Previously served in variety of senior management positions with several large independent oil and gas producers including Encana ▪ Professional Engineer with more than 30 years of oil and gas experience
Doug Parkhurst	VP – Chief Reservoir Engineer	▪ Vice President – Chief Reservoir Engineer beginning in September 2014 ▪ Previously Vice President of Engineering for Legend Natural Gas ▪ Over 17 years of reservoir and operational experience, including expertise in the operations of tight carbonates, high pressure / temperature, horizontal oil and gas, and waterfloods
John Callanan	VP – Geology	▪ Since joining Quicksilver in 2005, John has served in a variety of positions, including Senior Director of Geology and New Ventures Geologist ▪ Previously spent 15 years as an independent exploration/exploitation geologist and another 8 years employed by private E&P companies in Texas

Source: Company data

Quicksilver: Geography

High-quality, large-scale resource base provides long-term drilling inventory in both oil and gas plays

Horn River Basin
- ~130,000 net acres
- ~65 Bcf of 1P reserves
- Total resource potential 13.3 Tcf

Fortune Creek Midstream Partnership Assets

- Campbell River, Vancouver Island, BC
- Proposed LNG Site
- Received export license for 20 Mtpa for 25 years

QRCI[1]

100%

Quicksilver

Horseshoe Canyon
- ~310,000 net acres[2]
- ~210 Bcf of 1P reserves
- Total resource potential ~500 Bcf



Barnett Shale
- ~89,000 net acres
- ~835 Bcfe of 1P reserves
- Total resource potential ~1.4 Tcfe
- Partnerships with Tokyo Gas and Eni

Delaware Basin
- ~29,000 net acres prospective of oil
- Total resource potential 200+ MMbbl
- Joint ventures with Eni and other partners

Development / Production

Exploration / Assessment

Tight Gas Basins

Tight Gas Plays

Shale Basins

Shale Plays

Source: Company data

Note: 1P reserves exclude upside value from undeveloped acreage with estimated unbooked resource potential of over 15.0 Tcfe + 200 MMbbl

(1) Not represented above is Quicksilver's pre-exploratory prospective asset in central Alberta, targeting oil in the Nordegg, Monteney and Duverynay formations ("Alberta Shale Oil Play")

(2) Inclusive of ~5,000 net producing acres outside core HSC region

(3) All reserve data is based on the S.E.C. reserve report as of December 31, 2014

Quicksilver: Overview of Assets

Production Phase

Development Phase

Exploration Phase

Horseshoe Canyon
- Stable cash flows with low-risk development
- ~210 Bcf of 1P reserves and ~310,000 net acres
- Over 3,000 gross (~1,500 net) producing wells; >75% of reserves are operated
- CBM reserves feature shallow decline curves, low geologic risk and quick, low-cost drilling

Barnett Shale
- High-quality, low-risk asset in the Fort Worth Basin
- ~835 Bcfe of 1P reserves and ~89,000 net acres
- ~1,000 gross (~600 net) producing wells net production of ~161 MMcfed; 98% of reserves are operated
- Up to 200 workovers per year planned through 2017
- Inventory of ~350 identified horizontal wells

Horn River Basin
- High-quality shale gas reservoir; next generation asset being transitioned to development phase
- ~65 Bcf of 1P reserves and ~130,000 net acres – 10 year initial term leases
- 12 net producing wells
- Believed to hold ~13.3 Tcf unbooked resource potential
- Received a 25-year, 20 Mtpa LNG export license in June 2015

Delaware Basin
- Oil exploration opportunities targeting the Wolfbone formation
- ~29,000 net acres prospective of oil
- Initial test well results have been extremely encouraging

Asset Portfolio Life Cycle[1]


Maturity
Delaware Basin
Horn River Basin
Barnett Shale
Horseshoe Canyon
1
2
3
4
5
6
7
8
9
10
11
12
Years

Source: Company data

(1) Excludes the pre-exploratory Alberta Shale Oil Play

Quicksilver: SEC Reserve Base

Quicksilver's portfolio contains ~1.1 Tcfe of total 1P reserves with a PV-10 value of ~$1.0 billion

- The majority of the Company's 1P reserves are located in the Barnett Shale, which comprises ~75% of the Company's total 1P reserves
- Net proved reserves as of December 31, 2014:
  - Reserve mix: 82% gas; 18% NGL and <1% oil
  - Region: 75% Barnett Shale; 19% Horseshoe Canyon; 6% Horn River Basin and <1% Delaware Basin
- The Company's reserves feature:
  - *Long-lived producing assets* (Barnett Shale and Horseshoe Canyon)
  - *Significant unbooked, contingent resources* (Horn River Basin, Barnett Shale, and Delaware Basin)

Net Proved Reserves as of December 31, 2014

	Reserves and PV-10				
	Barnett Shale	Delaware Basin	Horn River Basin	Horseshoe Canyon	Total
Total Proved Reserves (1P)	834	2	66	211	1,113
PV-10 (SEC Pricing)	$749	$7	$52	$235	$1,042
Memo:					
Approximate Acreage (net) [1][2]	*89,000*	*29,000*	*130,000*	*310,000*	*558,000*
Total 1P Reserves (% Natural Gas)	*76%*	*26%*	*100%*	*100%*	*82%*
Total 1P Reserves (% Oil and NGL)	*24%*	*74%*	*0%*	*0%*	*18%*

Production History – (MMcfed)


450
400
350
300
250
200
150
100
50
-
355
8
61
282
413
14
59
337
360
27
55
275
296
57
50
187
247
39
47
161
222 (3)
25
46
150
2010
2011
2012
2013
2014
Q1 2015
Barnett Shale
Other U.S.
Horseshoe Canyon
Horn River

Source: Company data

(1) Excludes acreage associated with Alberta Shale Oil Play for which no 1P reserves are booked

(2) HSC net acreage inclusive of ~5,000 net producing acres outside core HSC region

(3) Reflects partial quarter shut-ins

Barnett Shale: Overview

Quicksilver has a large portfolio of high-quality Barnett assets, which include:

- Leases covering ~140,000 gross (~89,000 net) acres and ~1,000 gross (~600 net) producing wells
- A portfolio of opportunities to workover existing producing wells
  - Low-cost of ~$20K per workover drives compelling IRRs with 1-6 month payback periods
- Flat production maintained with ~$50MM-$60MM / year capex
  - 10% CAGR requires $150MM-$160MM / year
- Barnett margins enhanced by:
  - Reduced drilling and completion cost
    - Optimization of pumped sand and water
    - Optimization of fluid lift method
    - Lateral spacing
  - Access to premium Gulf Coast markets
- Established unconventional shale play
- Quicksilver has some of the longest operational history in the Barnett
- Drilling locations increase ~80% at $4.00/MMbtu and ~200% at $5.00/MMbtu(1)
- For every $0.50 increase in natural gas price between $3.00 and $5.00, EBITDA increases ~$25MM(2)(3)
- At $4.00 and $5.00 / MMbtu NYMEX, PV-10 could increase by ~35+% and 100+% from a strip case as of March 5th, respectively(3)

Barnett SEC PV-10 Value as of December 31, 2014


PDNP
$35
PUD
$5
PDP
$708

- ~835 Bcfe of 1P reserves (~$750 million PV-10), of which ~93% are PDP
- Average working interest of 67.5% and outside royalty burden of 22%
- Long-lived assets with an implied 1P reserve-to-production ratio of ~14.2 years(4) and expected technical reserve life of 50+ years
- Drilling success rate of over 99% over the past three years

Daily Net Production – by Product (MMcfed)

Historical financial performance is not reflected pro forma of transactions since 2010


300
250
200
150
100
50
-
275
67
206
187
47
140
161
35
126
151
30
119
2012
2013
2014
1Q 2015
Natural Gas
NGL
Oil
Total

Source: Company data
1. *Drilling locations that meet a 15% IRR*
2. *EBITDA impact of NGL price movements are correlated*
3. *Assumes flat pricing on a 15% development case and cost concessions from service providers, which may or may not be realized*
4. *Based on 834 Bcfe 1P reserves as of December 31, 2014 and 161.6 MMcfed avg. daily production as of Q4 2014*

Barnett Shale: Overview

The acreage position includes ~140,000 gross (~89,000 net) acres spanning the northern and southern Barnett

- *Northern Barnett (~22,300 gross (~12,300 net) acres; ~53% of 1P Reserves)*
  - Product: Dry gas
- *Cowtown (~98,500 gross (~64,200 net) acres; ~42% of 1P Reserves)*
  - Product: Liquids rich gas (1,250 Btu content)
  - The Company has been adding to its Cowtown acreage position via an active leasing program with attractive terms
    - The Company has leased 8,000 acres in 2014 to date[3]
- *Hill County / Other (~20,000 gross (~11,200 net) acres; ~5% of 1P Reserves)*
  - Product: A mix of dry-gas and liquids-rich assets

Favorable strategic partnerships formed in the Barnett

- *Eni*: In 2009, Eni acquired a 27.5% stake in the Alliance properties
- *Tokyo Gas*: In April 2013, Quicksilver received net proceeds of $463 million for the sale of 25% of its Barnett assets to Tokyo Gas ("TG")

Quicksilver's Barnett Acreage

Alliance	Current Rate ($ / Mcf)
Gathering	$0.60
Production[1]	~153 MMcfd

Cowtown	Current Rate ($ / MMbtu)
Gathering	$0.47
Compression[2]	$0.28
Processing	$0.58
Production[1]	~63 MMcfed

Lake Arlington	Current Rate ($ / MMbtu)
Gathering	$0.69
Production[1]	~27 MMcfd


Alliance
TOKYO GAS
Eni
Denton
Lake Arlington & Village Creek
Fort Worth
TOKYO GAS
Tarrant
Cowtown
Hood
TOKYO GAS
Johnson
Hill County
Somervell
Erath
TOKYO GAS
Hill
Map Legend:
Quicksilver acreage
Quicksilver's Barnett regions

Source: Company data
(1) Reflects gross daily production
(2) At 100psia (rate varies by pressures)
(3) The 8,000 leased gross acres are included (on a net basis) in the ~64,000 net acres in Cowtown

Delaware Basin: Assets

Oil exploration opportunities targeting the Wolfbone formation

The assets include:

- 5 gross (3 net) producing wells
  - Stallings 2H well currently on flowback
- Quicksilver continues to explore and develop its acreage via joint ventures with established market participants
  - Formidable partnerships provide the ability to facilitate exploration with minimal capital investment and to access experienced operators in the basin
- Delaware Basin cost reductions:
  - Reduced drilling costs by ~30% and completion costs by ~50% since 1Q 2015
- Unbooked resource potential of over 200 MMbbl

Delaware Assets (182.5K Gross / 80.3K Net Acres)(1)


West
Ward
Crane
Upton
Reeves
Eni
29.2K Gross Acres
2.1K Net Acres
Crockett
Jeff
Davis
Pecos
60.7K Gross Acres
26.9K Net Acres
Terrell
Brewster
Wolfbone Target

Quicksilver's Pecos County wells are among the top-performing wells in the area

2015 Pecos County Oil Production (bbls)

Lease Name	Operator	Jan	Feb	Mar	Apr	YTD (Jan-Apr)
McCombs State 1-12 1H	Brigham Resources Operating LLC	14,957	13,531	10,096	9,109	**47,693**
Roasted Goat State Unit 1006H	Cog Operating Limited Liability Corp	8,489	15,204	11,960	9,922	**45,575**
Rhino Unit 37NE 4H	Thompson J Cleo	9,063	13,804	9,507	11,904	**44,278**
McIntyre State 34-33 1H	Brigham Resources Operating LLC	6,199	16,092	12,077	8,846	**43,214**
Lethco Neal 16 1H	Brigham Resources Operating LLC	6,133	21,076	14,050	NA	**41,259**
Neal Lethco 28-27	Brigham Resources Operating LLC	8,306	11,838	10,574	9,114	**39,832**
Lethco Neal 311H	Brigham Resources Operating LLC	12,150	15,297	10,041	NA	**37,488**
Stallings	Quicksilver Resources Incorporated	7,306	8,349	10,942	5,958	**32,555**
Page Royalty 311H	Brigham Resources Operating LLC	7,834	8,840	7,584	5,666	**29,924**
Black Stone 6	Brigham Resources Operating LLC	1,709	12,261	9,093	6,461	**29,524**
Bissett	Jagged Peak Energy LLC	5,992	10,418	6,700	5,458	**28,568**
Mitchell	Quicksilver Resources Incorporated	995	13,144	7,711	5,660	**27,510**
Puckett Trusts C State 1H	Quicksilver Resources Incorporated	6,645	6,661	NA	NA	**13,306**
Texaco 33 1H	Chevron Midcontinent Limited Partnership	2,688	5,673	4,489		**12,850**
Other		75,575	112,981	78,245	54,511	**321,312**
Total		**174,041**	**285,169**	**203,069**	**132,609**	**794,888**

Sources: Company data, Texas Railroad Commission
(1) 92.6K gross (51.3K net acres) are located in other counties

Delaware Basin: Type Curve Economics

The Company has drilled the following six wells in the Delaware Basin:

Stallings 1H

- Online 300+ days and currently producing ~100 Boed (75% Oil) with EUR of ~250 Mboe (~65 Boe per lateral foot)
- 14 stages completed (3,750 foot lateral)
  - Completed using slickwater and linear gel pumping ~5 MM pounds of proppant
- Currently gas lift operations, considering switching to ESP operations

Mitchell 1H

- Online 250+ days and currently producing ~100 Boed (50% Oil) with EUR of ~250 Mboe (~50 Boe per lateral foot)
- 21 stages completed (5,168 foot lateral)
  - Completed using slickwater and linear gel pumping ~8.6 MM pounds of proppant
- Gas lift operation

Puckett Trust C State 1H

- Online 100+ days and currently producing ~325 Boed (~85% oil) with EUR of ~350 Mboe (~100 Boe per lateral foot)
- 14 stages completed (3,494 foot lateral)
  - Completed using slickwater and linear gel pumping ~5.8 MM pounds of proppant
- ESP Operations

Stallings 2H

- Drilled in 1Q 2015
- 16 stages completed (3,907 foot lateral)
  - Completed using slickwater and linear gel pumping ~6.3 MM pounds of proppant

Price Ranch 3H

- Drilled 2Q 2015 (Reduced drill time by 40%)
- 1st of 3-well pad

Price Ranch 4H

- Currently drilling and expect to be on track for similar results as Price Ranch 3H

On a 350 Mboe curve at $5MM D&C, IRR is ~15% at $65/bbl and ~25% at $75/bbl

4,500' Type Curve (Boe/d)
Assumes similar EUR/Lateral Foot as Stallings 1H and Puckett Trusts C 1H



1,000
100
10
Daily Production (BOE/D)
0
60
120
180
240
300
Days on Production
Puckett Trusts C 1H (3,500' Lateral)
Mitchell 1H (5,150' Lateral)
450 Mboe
350 Mboe
250 Mboe
Installed ESP
Stallings 1H (3,750' Lateral)

Source: Company data

Horn River Basin: An Introduction

The Horn River Basin ("HRB") is a premier North American unconventional natural gas shale play located in northeastern British Columbia, Canada

- The HRB extends from the area surrounding Fort Nelson, British Columbia, Canada north to the border of the Northwest Territories and covers an area of ~2 million acres
- Horn River is bounded on the west by the Bovie Fault and the east by the Jean Marie Slave Point Carbonate structure and is comprised of the following shale formations: Muskwa (radioactive black), Otter Park (dark grey calcareous) and Klua (Evie; highly radioactive black)
- The HRB is estimated to hold more than 500 Tcf of OGIP
  - This resource potential makes Horn River one of the largest unconventional gas plays in North America
- QRCI gas production reaches the market via the Spectra and TransCanada transmission pipelines, which connect with hubs throughout western and central Canada and the northwestern United States
- The Horn River's geographic proximity to Canada's west coast makes the play an attractive option for LNG exports to Asia

Horn River Basin Map



Cordova Embayment
Liard Basin
Horn River Basin
Fort Nelson
Montney
Fort St. John
Dawson Creek
Kelowna
Vancouver, BC
Victoria
Yukon
NW Territories
Horn River
British Columbia
Alberta
Calgary

Sources: Company data and CIBC World Market Resource Play Watch (circa March, 2014)

Horn River Basin: Assets

Quicksilver's Horn River assets hold significant resource potential and upside opportunity

- The Company holds a contiguous acreage position at the Northern end of the Basin that covers ~130,000 net acres
  - Quicksilver holds a 100% working interest in the vast majority of its acreage
  - The contiguous acreage offers a sizeable well inventory and optimizes the deployment of infrastructure capital
- As of December 2014, QRCI operated 12 net producing wells and 7 net developed, non-producing wells
  - Quicksilver's Horn River wells are among some of the most prolific wells drilled in the basin
  - Average daily production of ~39 MMcfed and ~25 MMcfed during FY 2014 and 1Q 2015, respectively
  - Currently, all production is shut-in
- The Company believes the Horn River Basin holds tremendous upside opportunity with estimated resource potential of ~13.3 Tcf and estimated OGIP of 34.2 Tcf
  - 2014 1P Reserves were ~66 Bcf
- At level-loaded pad development, IRR is ~15% @ $4.00/MMbtu and ~33% @ $5.00/MMbtu NYMEX assuming a 20 Bcf well at USD $14MM-$15MM D&C

Horn River Basin Leasehold Map


British Columbia
94-O-15-J
94-O-15-I
94-O-16-L
94-O-15-G
94-O-15-H
94-O-16-E
94-O-16-F
94-O-15-B
94-O-16-C
d-50-A Pad

Source: Company data

Horseshoe Canyon: Assets

The HSC assets feature shallow-decline curves and low capital and operating costs, providing attractive returns

- Quicksilver's HSC asset base consists of:
  - ~310,000 net acres in the core window of the Horseshoe Canyon play
  - Total 1P reserves of ~210 Bcf; 7% – 9% average annual decline
  - Unbooked potential of ~270 Bcf
  - Low cost drilling and completion costs
    - Average of $350K – $450K / well; yields average EUR of ~400 MMcf
  - Average daily production of ~47 MMcfed and ~46 MMcfed during FY 2014 and 1Q 2015, respectively
  - Quicksilver owns interest in 17 facilities (11 operated) in its Alberta shallow gas assets
    - Comprised of approximately 45,000 HP compression and associated separation, dehydration and sales metering facilities
- Quicksilver has working interests in over 3,000 gross (~1,500 net) producing wells, with experienced, well-established partners
  - With a 20% cost reduction and $4.00 and $5.00 / MMbtu NYMEX, there are ~1,000 wells and ~1,900 wells in the infill inventory, respectively(1)

Alberta / Horseshoe Canyon


Peace River
Fort McMurray
Grande Prairie
Athabasca
Edmonton
Lloydminster
Red Deer
Calgary
Medicine
Mannville Group
Horseshoe Canyon
Belly River Group
Scollard Formation
Kootenay Group
Luscar Group

Quicksilver's HSC Assets


Edmonton
Southwest Edmonton
Southeast Edmonton
Leduc
Red Deer
Olds
Airdrie
Calgary
Southeast Calgary
High River
Medicine

Sources: Company data and Bloomberg
(1) Drilling locations that meet a 15% IRR

Discussion Overview: Looking Ahead

We want to manage our existing operations and leverage our knowledge and skill set to grow and expand our asset base. We believe now is the time to grow when commodity prices are at historical lows and deep-value acquisition opportunities are abundant

- Commodity price macro environment
- Management expertise
- Assets and financial structure
  - Targeting <3.0x leverage, 50% debt / capital, and $70MM-$200MM liquidity cushion depending on the capital program
- Portfolio management
- Acquisition strategy